                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         CRAGAR INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             CRAGAR INDUSTRIES, INC.
                           7373 North Scottsdale Road
                                   Suite B-274
                            Scottsdale, Arizona 85253


                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2001

To our Shareholders:

         The 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Cragar Industries, Inc. (the "Company") will be held at 11:00 a.m., Eastern Standard Time, on Monday, May 14, 2001, at the Embassy Suites Hotel, 3775 Park East Drive, Beachwood, Ohio 44122, for the following purposes:

          (i) To elect five directors to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors have been elected and qualified; and

         (ii) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

         Each outstanding share of the Company's common stock entitles the holder of record at the close of business on March 30, 2001 to vote at the Annual Meeting or any adjournment thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. So far as management is aware, the matters described in this Proxy Statement will be the only ones to be acted upon at the meeting. If any other matters properly come before the meeting or any adjournment thereof, the proxy committee named in the enclosed proxy will vote on those matters in accordance with its judgment. A copy of the Company's 2000 Annual Report to Shareholders, which includes certified financial statements, is enclosed. Management cordially invites you to attend the Annual Meeting.




                                             By Order of the Board of Directors,




     Scottsdale, Arizona                     Michael L. Hartzmark, Ph.D.
     April 13, 2001                          Chief Executive Officer






                                    IMPORTANT

               SHAREHOLDERS ARE EARNESTLY REQUESTED TO SIGN, DATE
                          AND MAIL THE ENCLOSED PROXY.
      A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

                             CRAGAR INDUSTRIES, INC.
                     7373 North Scottsdale Road, Suite B-274
                            Scottsdale, Arizona 85253

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the shareholders of Cragar Industries, Inc. (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 14, 2001, or at any adjournment thereof. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials were mailed on or about April 13, 2001 to shareholders of record at the close of business on March 30, 2001.

         A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to the Secretary of the Company at 7373 North Scottsdale Road, Suite B-274, Scottsdale, Arizona 85253.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding common stock of the Company ("Common Stock"). In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph.

VOTING SECURITIES AND VOTING RIGHTS

         Only holders of record of Common Stock at the close of business on March 30, 2001 will be entitled to vote at the Annual Meeting. At that date, there were 3,627,014 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters on which shareholders may vote. There is no cumulative voting on any matters.

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each shareholder voting at the Annual Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Annual Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of directors.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

         When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted "for" the election of the nominees set forth in this Proxy Statement.

ANNUAL REPORT AND OTHER MATTERS

         The Company's 2000 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         THE COMPANY WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH SHAREHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SEC. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY THE COMPANY IN FURNISHING SUCH EXHIBIT. ANY SUCH REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY AT THE COMPANY'S EXECUTIVE OFFICE SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of five members. Directors hold office until the next annual meeting of the shareholders of the Company or until their successors have been elected and qualified. The present terms of Michael L. Hartzmark, Marc Dworkin, Mark Schwartz, Donald E. McIntyre, and Michael R. Miller, all of who are incumbent directors, will expire at the Annual Meeting. Messrs. Hartzmark, Dworkin, Schwartz, McIntyre, and Miller have been nominated for re-election as directors of the Company and, unless otherwise instructed, the proxy holders will vote the proxies received by them for their re-election. The nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

         If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

                  INFORMATION CONCERNING DIRECTORS AND OFFICERS

         Information concerning the names, ages, terms, positions with the Company and business experience of the Company's current directors and executive officers is set forth below.


                  NAME                      AGE              POSITION
                  ----                      ---              --------
         Michael Hartzmark, Ph.D.           45               Treasurer, Chief Executive Officer,
                                                             and Director
         Marc Dworkin(1)(2)                 54               Director
         Mark Schwartz(1)(2)                50               Director
         Donald E. Mclntyre(1)(2)           76               Director
         Michael R. Miller                  42               President, Secretary, Chief
                                                             Operating Officer, and Director
         Richard P. Franke                  44               Chief Financial Officer

         ------------------------
         (1) Member of Audit Committee
         (2) Member of Compensation Committee

         MICHAEL L. HARTZMARK joined the Company as a full-time employee in May 1993 and has served as its President and Chief Executive Officer since June 4, 1993, and as a director since January 1, 1993. He relinquished the Presidency of the Company in November 1999. Prior to joining the Company, Dr. Hartzmark was an economic consultant (as President of EconOhio Corporation) and a financial consultant (as President of MDA Financial, Inc.). EconOhio wrote business plans for and provided advice to a variety of companies. MDA provided financial consulting services to small and medium-size companies, as well as assistance to oil and gas and real estate limited partnerships. From 1987 to 1989, Dr. Hartzmark was a Senior Economist at Lexecon, Inc.; a Chicago-based economics and law consulting firm. Dr. Hartzmark was the John M. Olin Visiting Scholar at the University of Chicago and an Assistant Professor at the University of Michigan. He has also worked for the Treasury Department and the Commodity Futures Trading Commission. Dr. Hartzmark earned his M.A. and Ph.D. degrees in economics at the University of Chicago. He holds a B.A. in economics from the University of Michigan.

         MARC DWORKIN has served as a director of the Company since October 2000. Mr. Dworkin currently is managing director of Quartermaine Capital Limited, a management consulting and financial advisory entity, specializing in small and mid-size companies. Mr. Dworkin held the position of Vice President, Development at MemberHealth Inc., a prescription benefit management company. He was President of Chantal Pharmaceutical Corporation, a manufacturer of skin care cosmetic products. He was President and Director of Sid's Get It For Less, a discount drug retailer. Mr. Dworkin was also Executive Vice President, Marketing and Operations, and a Director of Revco D.S. Incorporated, as well as President of Carl's Drugs, a wholly owned subsidiary of Revco D.S. Incorporated. Mr. Dworkin earned his B.A. in marketing from Michigan State University.

         MARK SCHWARTZ has served as a director of the Company since January 1993. Mr. Schwartz is President and CEO of G & S Metal Products Co., Inc., the largest producer of metal bakeware for the consumer market in the United States. Additionally, G & S Metal Products imports and markets an extensive assortment of kitchenware accessories. G & S Metal Products sells its products under its own brands as well as private labels in the United States and abroad. Customers include major U.S. retailers in virtually every segment of the trade, including supermarkets, mass merchants, and television retailers. Its wholly owned subsidiary in Hamden, Connecticut operates its own metal coil coating line to manufacture non-stick bakeware. The Hamden subsidiary is also one of major U.S. manufacturers of aluminum fencing for residential and commercial markets. G & S Metal Products is headquartered in Cleveland, Ohio.

         DONALD E. MCINTYRE has served as a director of the Company since June 1996. Most recently, Mr. McIntyre served as Chairman of the Board, CEO and President of American Business Funding Corporation, a privately held company engaged in the business of factoring commercial accounts receivable. Until its sale in February 1997, he was also interim CEO at Capital Electric Group, Inc. From 1962 to 1981, Mr. McIntyre was Chairman of the Board, President, and CEO of Custom Products Corporation, a multi-plant manufacturing and distribution company. Mr. McIntyre has served as a director of Capital Electric Group, the Joray Corporation, and Watkins Shepard Inc., Prime Time Resort and many other companies. Mr. McIntyre holds a B.S. from Iowa State University and attended post-graduate courses at Michigan State University and Drake University School of Law.

         MICHAEL R. MILLER joined the Company as its Chief Operating Officer in November 1996 after serving as a consultant to the Company for three months. Mr. Miller was appointed President of the Company in November 1999. Currently, Mr. Miller also serves as Vice-President and General Manager for Medsource Technologies, Inc. a manufacturer of medical products and surgical instrumentation. He has over 17 years of experience with manufacturing companies working either as a senior executive or consultant. From 1992 to 1996, Mr. Miller was employed at Form Rite, a supplier of fluid handling systems to Ford, GM, Chrysler, Mercedes, Nissan, and TRW. He assisted with the sale of Form Rite to Siebe p1c., a large British firm. Prior to the sale, he had worldwide responsibility for sales and engineering efforts. Mr. Miller was Vice President of Operations for Mr. Gasket Company, Inc. and had operating responsibility for Cragar from 1988 to 1992. He joined Mr. Gasket from the consulting practice of Deloitte & Touche after completing a restructuring project at Cragar Industries. Mr. Miller has a B.S. in Business Administration from the University at Albany and a Master of Business Administration from Rochester Institute of Technology.

         RICHARD P. FRANKE became the Company's Chief Financial Officer on January 1, 1999 after serving as a consultant to the Company for the previous three months. Currently, Mr. Franke also serves as Co-Managing Member and Chief Financial officer of New Horizon Capital, LLC, a company providing receivable financing to small businesses. From 1994 to 1998, Mr. Franke was employed as Chief Operating Officer & Chief Financial Officer for Infinity2, Inc., an international network marketing company, Chief Operating Officer & Chief Financial Officer for Capital Electric Group, Inc., an electrical wholesale distributor, and as a consultant and Chief Financial Officer for Inter Pipe, Inc., a specialty truck manufacturer. Prior to 1994, Mr. Franke was the Chief Financial Officer at B&K Steel Fabrications, Inc., a regional steel fabricator located in the southwestern United States. Mr. Franke holds a B.S. in Accounting from Arizona State University and is licensed as a Certified Public Accountant in Arizona.

              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the year ended December 31, 2000, the Board of Directors of the Company met or acted by written consent on four occasions. Each of the Company's directors attended all of the meetings of the Board of Directors.

         COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors, which met four times during 2000, reviews all aspects of compensation of officers of the Company and determines or makes recommendations on such matters to the full Board of Directors. The Compensation Committee consists of Messrs. Dworkin, Schwartz, and McIntyre.

         AUDIT COMMITTEE. The Audit Committee, which met four times during 2000, represents the Board of Directors in evaluating the quality of the Company's financial reporting process and internal financial controls through consultations with the independent auditors, internal management and the Board of Directors. The Audit Committee consists of Messrs. Dworkin, Schwartz, and McIntyre. The Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter is included as "APPENDIX A" to this proxy statement.

         EXECUTIVE COMMITTEE. The Executive Committee, which met times during 2000, has all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except those powers that, by law, cannot be delegated by the Board of Directors. The Executive Committee consists of Messrs. Hartzmark, Miller, and McIntyre.

         OTHER COMMITTEES. The Company does not maintain a standing nominating committee or other committees performing similar functions. Nominations of persons to be directors are considered by the full Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth for each of the three fiscal years ended December 31, 2000, the total compensation awarded to, earned by, or paid to (i) the Company's Chief Executive Officer. No other executive officer of the Company earned an annual salary and bonus in excess of $100,000 in 2000.


                                                                          SECURITIES
NAME AND                                                                  UNDERLYING
PRINCIPAL POSITION               YEAR    SALARY     BONUS              STOCK OPTIONS
------------------               ----    ------     -----              -------------
Michael L. Hartzmark             2000    $113,300    --                   13,332(1)
Chief Executive Officer          1999    $113,300    --                   30,000(1)
                                 1998    $122,300    --                   40,000(2)

     (1) These figures represent the options originally granted in prior years (See footnote (2) below). In accordance with Securities and Exchange Commission rules, these options are reported as options granted during fiscal year 1998 as a result of the repricing of these options on November 12, 1998.
     (2) Each option was originally exercisable at $5.125 per share of Common Stock, which was the fair market value on the date of the grant. These options were repriced in November 1998 (See footnote
              (1) above).

OPTION GRANTS IN LAST FISCAL YEAR

         On May 21, 1999, the Company granted each of Messrs. Hartzmark and Miller options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $3.75 per share, which was the fair market price of the Company's Common Stock on the date of grant. These options vest ratably over a three year period. On November 15, 1999, the Company granted each of Messrs. Hartzmark and Miller options to purchase 20,000 shares of the Company's Common Stock at an exercise price of $3.00 per share, which was the fair market price of the Company's Common Stock on the date of grant. These options vest ratably over a three-year period.

         The Company does not maintain an option or other stock-based plan that provides for the grant of stock appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE

         The following table sets forth information concerning the value of the Chief Executive Officer's unexercised options at December 31, 2000. None of the Company's executive officers exercised any stock options in 2000.


                                                            NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED                       IN-THE-MONEY
                             SHARES                               OPTIONS AT                             OPTIONS AT
                            ACQUIRED                        DECEMBER 31, 2000(#)                    DECEMBER  31, 2000($)
                               ON         VALUE        -------------------------------         -------------------------------
        NAME                EXERCISE     REALIZED      EXERCISABLE       UNEXERCISABLE         EXERCISABLE       UNEXERCISABLE
        ----                --------     --------      -----------       -------------         -----------       -------------
Michael L. Hartzmark           -            -             53,333             16,667                 -                  -
Chief Executive Officer

--------------------------
Options are considered "in the money" if the fair market value of the underlying securities exceeds the exercise price of the options.

EMPLOYMENT AGREEMENTS

         The Company has no employment agreements in place.

DIRECTOR COMPENSATION

         In lieu of monetary compensation, the Company grants all non-employee directors options to purchase 2,000 shares of the Company's Common Stock at an exercise price equal to the Company's closing Common Stock price on the day of grant for attendance at each of the Company's quarterly and annual meetings of directors. The Company also grants all directors options to purchase 2,000 shares of the Company's Common Stock at an exercise price equal to the Company's closing Common Stock price on the day of grant for compensation as serving as a director. In addition, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings.

          Directors who are not employees of the Company receive nonqualified stock options pursuant to a formula grant provision of the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Pursuant to the Directors' Plan, Messrs. Dworkin, McIntyre, and Schwartz were each granted options in May 2000 to purchase 4,000 shares for a period of 10 years at an exercise price of $4.50 per share. Pursuant to the Directors' Plan, Messrs. Dworkin, McIntyre, and Schwartz were each granted options in December 2000 to purchase 4,000 shares for a period of 10 years at an exercise price of $2.875 per share. Pursuant to the Directors' Plan, Michael Miller was granted options in December 2000 to purchase 4,000 shares for a period of 10 years at an exercise price of $2.875 per share. Pursuant to the Directors' Plan, Messrs. Dworkin, Don McIntyre, Michael Miller and Mark Schwartz were each granted options in March 2001 to purchase 2,000 shares for a period of 10 years at an exercise price of $2.125 per share.

 CHANGE OF CONTROL PROVISIONS

         Each outstanding option granted under the Directors' Plan becomes immediately fully exercisable if (i) there occurs any transaction whereby the shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company, (ii) the shareholders of the Company approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive, or (iii) the shareholders of the Company approve a plan for the sale, lease, exchange, transfer, assignment or other disposition of all or substantially all the property and assets of the Company.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of a company's four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. These conditions were met under our 2000 incentive compensation program.

                          REPORT OF THE AUDIT COMMITTEE

         The Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the committee are "independent" of the Company and management, as that term is defined in the Nasdaq listing standards.

         The primary responsibility of the Committee is to assist the Company's Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overseeing the financial reports and other financial information provided by the Company to governmental or regulatory bodies (such as the Securities and Exchange Commission), the public, and other users thereof; the Company's systems of internal accounting and financial controls; and the annual independent audit of the Company's financial statements.

         Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

         In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No.
1. The Committee also discussed with the independent auditors the auditors' independence from management and the Company, including the matters covered by the written disclosures and letter provided by the independent auditors.

         The Committee discussed the Company's overall scope and plans for their audits. The Committee met to discuss the results of the independent auditor's examinations, their evaluations of the Company, the internal controls, and the overall quality of the financial reporting. The committee held four separate formal meetings during the fiscal year ended December 31, 2000.

         Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of the Company's independent auditors. See "Ratification of Appointment of Independent Auditors."

         The Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter is included as "APPENDIX A".

         The Audit Committee to the Company's Board of Directors has furnished this report.

                  Marc Dworkin
                  Mark Schwartz
                  Donald E. McIntyre

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 2001, the number and percentage of outstanding shares of Common Stock beneficially owned by (i) each person known by the Company to beneficially own more than 5% of such stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and
(iv) all directors and officers of the Company as a group. Except as otherwise indicated, the Company believes that each of the beneficial owners of the Common Stock listed below, based on information furnished by such owners, has sole investment and voting power with respect to such shares, subject to community property laws where applicable.


                                                                         SHARE BENEFICIALLY     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                       OWNED(2)           TOTAL(3)
Michael L. Hartzmark, Ph.D.(4)(11)                                             140,466            3.82%
Michael R. Miller (11)                                                          38,333            1.05%
Mark Schwartz(5)(11)                                                           298,128            7.83%
Marc Dworkin(6)(11)                                                              8,000            0.22%
Estate of Sidney Dworkin(7)(11)                                                630,672           15.84%
Donald McIntyre(11)                                                             28,000            0.77%
Harry Schwartz(8)                                                              271,561            7.20%
Dolores Hartzmark(9)                                                           469,157           11.77%
Lee Hartzmark(10)                                                               15,033            0.38%
All executive officers and directors
      as a group (six persons)(12)                                             519,759           12.09%

(1) Unless otherwise noted, the address of each of the listed shareholders is c/o Cragar Industries, Inc. 7373 North Scottsdale Road, Suite B-274, Scottsdale, Arizona 85253.
(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option or warrant.
(3) In calculating percentage ownership, all shares of Common Stock that the named shareholder has the right to acquire within 60 days upon exercise of any option or warrant are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such shareholder, but are not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholder. Shares and percentages beneficially owned are based upon 3,627,014 shares outstanding on March 31, 2001.
(4) Includes 53,333 shares purchasable upon exercise of options, and 31,960 shares owned by MDA Financial, Inc. of which Mr. Hartzmark is a beneficial owner.
(5) Includes 30,100 shares purchasable upon exercise of options, 2,250 shares purchasable upon the exercise of various warrants, and 140,030 shares of Common Stock from the conversion of Series A Convertible Preferred Stock in January 2001.
(6)      Includes 8,000 shares purchasable upon exercise of options.
(7) Includes 21,400 shares purchasable upon exercise of options, 10,533 shares owned by CN Partners of which the Estate is a one-fifth beneficial owner, 83,250 shares purchasable upon the exercise of various warrants, and 198,432 shares of Common Stock from the conversion of Series A Convertible Preferred Stock in July 2000.
(8) Includes 10,533 shares owned by CN Partners of which Mr. Schwartz is a one-fifth beneficial owner, 2,250 shares purchasable upon exercise of various warrants, and 140,030 shares of Common Stock from the conversion of Series A Convertible Preferred Stock in January 2001.
(9) Includes 78,750 shares purchasable upon exercise of various warrants and 280,059 shares of Common Stock from the conversion of Series A Convertible Preferred Stock in January 2001.
(10) Includes 10,533 shares owned by CN Partners of which Mr. Hartzmark is a one-fifth beneficial owner and 4,500 shares purchasable upon the exercise of various warrants.
(11) Includes director and employee options currently owned that have vested or will vest as of May 31, 2001.
(12) Includes Messrs. M. Dworkin, M. Schwartz, M. Hartzmark, D. McIntyre, M. Miller, and R. Franke. The amount does include the Estate of Sidney Dworkin.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         On August 1, 2000, the Company granted warrants to purchase 42,000 shares of Common Stock at a price of $3.15, exercisable over five years to each of Doris Dworkin and Dolores Hartzmark, each of whom lent $600,000 to the Company. On March 1, 2001, the Company granted a warrant to purchase 7,000 shares of Common Stock at a price of $2.125, exercisable over five years to Mark Schwartz, who lent $105,000 to the Company. The exercise price of the warrants was equal to the market price of the Common Stock on the date of grant.

         The Company believes that all transactions it has entered into with affiliates are at arm's length and on terms equivalent or similar to terms under which the Company would conduct business with unaffiliated third parties.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of these filing requirements were satisfied during the year ended December 31, 2000.

                                RELATIONSHIP WITH
                             INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company, upon recommendation of the Audit Committee of the Board, on May 21, 1999 voted to terminate the Company's audit relationship with KPMG LLP and engage Semple & Cooper, LLP as its new independent accountants to audit the Company's financial statements. The auditor's report issued by KPMG LLP covering the Company's financial statements as of and for the two years ended December 31, 1998, was modified to state the financial statements had been prepared assuming that the Company was to continue as a going concern in that the Company had a stockholders' deficiency and suffered recurring losses from operations that raised substantial doubt about its ability to continue as a going concern. During the two year period ended December 31, 1998 and the interim period thereafter from January 1, 1999 through May 21, 1999, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles and practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report. The Company has authorized KPMG LLP to respond fully to inquiries from Semple & Cooper, LLP concerning all matters relating to prior audits conducted by KPMG LLP. The Company interviewed Semple & Cooper, LLP before making its decision. During this interview Company representatives sought information concerning the potential auditor's familiarity with accounting matters affecting the automotive aftermarket industry and the Company. No specific advice was sought. The Company did not perceive that there were any differences with regard to substantive accounting issues as between Semple & Cooper, LLP and the Company's prior auditors.

         A representative of Semple & Cooper, LLP will not be available during the Annual Meeting to respond to questions.

         Aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Semple & Cooper, LLP, and its affiliates are as follows:

         Audit Fees...............................................................$20,000.00

         Financial Information Systems Design and Implementation Fees.............$0.00

         All Other Fees...........................................................$6,000.00

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2002 Annual Meeting must be received by the Company no later than December 8, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to the Secretary of the Company at 7373 North Scottsdale Road, Suite B-274, Scottsdale, Arizona 85253.

                                  OTHER MATTERS

         The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.


                                                     Cragar Industries, Inc.




                                                     Michael L. Hartzmark, Ph.D.
                                                     Chief Executive Officer



         April 13, 2001

                                   APPENDIX A

                        CHARTER OF THE AUDIT COMMITTEE OF
                             CRAGAR INDUSTRIES, INC.

Purpose and Scope

This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cragar Industries, Inc., a Delaware corporation (the "Company"). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

         o the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

         o the Company's systems of internal accounting and financial controls;


         o the independence and performance of the Company's outside auditors; and

         o compliance by the Company with any legal compliance and ethics programs as may be established by the Board from time-to-time.

In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company's:

         o    independent auditors,

         o    internal audit staff, and

         o    management.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company's Proxy Statement for the Company's annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

         MEMBERS OF THE COMMITTEE

The Committee shall be comprised of not less than three members of the Board. The members of the Committee shall meet all "independence" and qualification requirements of the rules and regulations of the NASDAQ Stock Market, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

         o has no relationship to the Company that may interfere with the exercise of his or her independent judgment; and

         o is financially literate or who becomes financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee must have accounting or related financial management expertise.

         KEY RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to provide oversight to the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions, as the Committee deems appropriate under the circumstances.

1) The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

2) The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and manage business risk, as well as legal and ethical compliance programs. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal auditing staff, and the independent auditors, with or without management present, as well as the Company's Chief Financial Officer and other management personnel.

3)   The Committee shall:

         o ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

         o discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

         o recommend that the Board take appropriate action in response to the independent auditors' report to satisfy the Board of the auditors' independence.

4) Prior to the filing of the Company's Quarterly Report on Form 10-Q, the Committee (as a whole or acting through the Committee chair) shall:

         o review the interim financial results to be included in the Form 10-Q with management and the independent auditors, and

         o discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including Statement of Auditing Standards ("SAS") No. 71, as such may be amended or supplemented from time to time.

5) The Committee shall review with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including discussing with the auditors' their judgment about the quality, not just acceptability, of the Company's accounting principles, the consistency of the Company's accounting policies and their application, and the clarity and completeness of the Company's financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

6) The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to shareholders in connection with the Company's annual meeting of shareholders.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, if any, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

Dated: February 22, 2001

                             CRAGAR INDUSTRIES, INC.

                       2001 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael L. Hartzmark and Michael R. Miller, or any of them acting in the absence of the other with full powers of substitution, the true and lawful attorneys and proxies for the undersigned and to vote, as designated on the reverse, all shares of common stock of CRAGAR INDUSTRIES, INC. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held on Monday, May 14, 2001, at 11:00 a.m., Eastern Standard Time, at Embassy Suites Hotel, 3775 Park East Drive, Beachwood, Ohio 44122, and at any and all adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE.

                         ANNUAL MEETING OF SHAREHOLDERS
                             CRAGAR INDUSTRIES, INC.

                                  MAY 14, 2001






                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


/x/ PLEASE MARK
    YOUR VOTES
    AS IN THIS EXAMPLE.


                   FOR     WITHHELD
1. Election of    /  /       /  /          NOMINEES: Michael L. Hartzmark
   Directors:                                        Michael R. Miller
                                                     Mark Dworkin
FOR, except vote withheld from the following         Mark Schwartz
nominee(s):                                          Donald E. McIntyre

--------------------------------------------
The Board of Directors recommends a vote FOR the nominees.

                                                       Change of Address  /  /
                                                       Comments on left

                                      I plan to  /  /     I do not plan  /  /
                                      attend              to attend
                                      the meeting         the meeting

                      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s):________________________________________ Dated: _____________

Signature if held jointly: __________________________ Dated: _____________

Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, or guardian, please give full title as such.